UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 18, 2011

ICONIX BRAND GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10593	11-2481903
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

1450 Broadway, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code     (212) 730-0030

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders of  Iconix Brand Group, Inc. (the “Company”) held on August 18, 2011 the Company’s stockholders entitled to vote at the meeting voted to: (i) elect the seven individuals named below to serve as directors of the Company to hold office until the Company’s Annual Meeting of Stockholders to be held in 2011 and until their successors have been duly elected and qualified; (ii) ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; (iii) approve, by non-binding advisory vote, the resolution approving named executive officer compensation; and (iv) approve, by non-binding advisory vote, the frequency of future non-binding advisory votes on the resolution approving named executive officer compensation as every year.

(i)	The votes cast by stockholders with respect to the election of directors were as follows:

Director	Votes Cast “For”	Votes Withheld	Broker Non-Votes

Neil Cole	61,855,507	1,702,486	5,707,163
Barry Emanuel	60,350,409	3,207,584	5,707,163
Drew Cohen	59,090,811	4,467,182	5,707,163
F. Peter Cuneo	61,491,830	2,066,163	5,707,163
Mark Friedman	61,416,469	2,141,524	5,707,163
James A. Marcum	63,296,374	261,619	5,707,163
Laurence N. Charney	63,441,823	116,170	5,707,163

(ii)
The votes cast by stockholders with respect to the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 were as follows:

68,043,972 shares were voted “For” the proposal, 1,214,065 shares voted “Against” the proposal and there were 7,119 “Abstentions”.  There were no broker non-votes with respect to this proposal.

(iii)	The votes cast by stockholders with respect to the proposal to approve, by non-binding advisory vote, the resolution approving named executive officer compensation were as follows:

41,250,352 shares were voted “For” the proposal, 22,199,640 shares voted “Against” the proposal, there were 108,001 “Abstentions”, and there were 5,707,163 “Broker Non-Votes”.

(iv)	The votes cast by stockholders with respect to the proposal to approve, by non-binding advisory vote, the frequency of future advisory votes on named executive officer compensation:

56,514,372 shares were voted “1 Year”, 49,837 shares voted “2 Years”, 6,920,481 shares voted “3 Years”, there were 73,303 “Abstentions”, and there were 5,707,163 “Broker Non-Votes”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC. (Registrant)

By:	/s/ Warren Clamen
Name: Warren Clamen
Title: Executive Vice President and Chief Financial Officer

Date: August 22, 2011